Supplement to the
Fidelity Advisor® Emerging Asia Fund
Class A, Class M, Class C, Class I, and Class Z
December 30, 2024
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Xiaoting Zhao (Co-Portfolio Manager) has managed the fund since 2019.
Effective December 31, 2025, Mr. Zhao will no longer serve as Co-Portfolio Manager of the fund and Ms. Chen will assume sole portfolio manager responsibilities.
Di Chen (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces similar information for FMR H.K. found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.
Currently, FMR H.K. has day-to-day responsibility for choosing certain types of investments for the fund.
The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Di Chen is Co-Portfolio Manager of Fidelity Advisor® Emerging Asia Fund, which she has managed since 2025. She also manages other funds. Since joining Fidelity Investments in 2009, Ms. Chen has worked as a research analyst and portfolio manager.
Xiaoting Zhao is Co-Portfolio Manager of Fidelity Advisor® Emerging Asia Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Zhao has worked as a research analyst and portfolio manager.
Effective December 31, 2025, Mr. Zhao will no longer serve as Co-Portfolio Manager of Fidelity Advisor® Emerging Asia Fund and Ms. Chen will assume sole portfolio manager responsibilities.
AEA-PSTK-0725-151 1.725513.151	July 31, 2025